UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

June 11, 2021

Fiserv, Inc.

(Exact Name of Registrant as Specified in Charter)

Wisconsin	1-38962	39-1506125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 Fiserv Drive, Brookfield, Wisconsin 53045

(Address of Principal Executive Offices, Including Zip Code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FISV	The NASDAQ Stock Market LLC
0.375% Senior Notes due 2023	FISV23	The NASDAQ Stock Market LLC
1.125% Senior Notes due 2027	FISV27	The NASDAQ Stock Market LLC
1.625% Senior Notes due 2030	FISV30	The NASDAQ Stock Market LLC
2.250% Senior Notes due 2025	FISV25	The NASDAQ Stock Market LLC
3.000% Senior Notes due 2031	FISV31	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2021, the board of directors of Fiserv, Inc. (the “Company”) appointed Wafaa Mamilli to the board of directors of the Company and to the technology risk committee of the board of directors. The Company’s board of directors has determined that Ms. Mamilli is independent within the meaning of NASDAQ Marketplace Rule 5606(a)(2).

Ms. Mamilli, age 53, has served as Executive Vice President and Chief Information and Digital Officer of Zoetis Inc., a global animal health company, since 2020. Prior to joining Zoetis, she held a variety of roles at Eli Lilly and Company including Global Chief Information Officer for business units from 2019 to 2020, Chief Information Security Officer from 2016 to 2019, and Information Officer for the Diabetes Business Unit & Real World Evidence from 2014 to 2016. Ms. Mamilli does not currently serve as a director of another public company.

Ms. Mamilli will (i) participate in the Company’s standard non-employee director compensation arrangements set forth on the Non-Employee Director Compensation Schedule filed as Exhibit 10.48 to the Company’s Annual Report on Form 10-K filed on February 26, 2021 and (ii) be eligible to participate in the Fiserv, Inc. Non-Employee Director Deferred Compensation Plan filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on December 1, 2017. In connection with her appointment, Ms. Mamilli will enter into the Company’s Non-Employee Director Indemnity Agreement, a form of which was filed as Exhibit 10.37 to the Company’s Annual Report on Form 10-K filed on February 28, 2008. A description of Fiserv’s non-employee director compensation arrangements can be found in the section titled “Proposal 1. Election of Directors-How We Are Paid” in Fiserv’s definitive proxy statement for its 2021 annual meeting of shareholders filed on April 6, 2021 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: June 14, 2021	By:	/s/ Robert W. Hau
Robert W. Hau
Chief Financial Officer